Exhibit 10.2
AMENDMENT AGREEMENT NO. 2
This AMENDMENT AGREEMENT NO. 2 (this “Agreement”), dated as of March 13, 2023, is made by and among Adient US, LLC, a Michigan limited liability company (the “Lead Borrower”), the Lenders (which Lenders constitute the Required Lenders) and Issuing Banks party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent for the Lenders (in such capacity, the “Administrative Agent”).
WHEREAS, the Lead Borrower and the Administrative Agent are party to that certain Amended and Restated Revolving Credit Agreement, dated as of November 2, 2022 (as amended, restated, amended and restated, modified and/or supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the respective meaning assigned to such terms in the Credit Agreement), by and among the Lead Borrower, the other Loan Parties party thereto, the Administrative Agent and the various financial institutions from time to time party thereto;
WHEREAS, Section 13.12(a) of the Credit Agreement provides that the Administrative Agent and the Loan Parties may amend the Loan Documents with the written consent of the Loan Parties party to the Loan Documents, the Required Lenders and the Administrative Agent;
WHEREAS, the Administrative Agent and the Loan Parties desire to amend the Credit Agreement in accordance with Section 13.12(a) as further described herein;
NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
SECTION 1.Amendment. Subject to the terms and conditions to effectiveness set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:
(a)The definition of “Bank Product Debt” in the Credit Agreement is hereby amended by replacing “Borrower” with “Parent”.
(b)The definition of “Secured Bank Product Obligations” in the Credit Agreement is hereby amended by replacing “Borrower or its Subsidiary” with “Parent or its Subsidiary”.
(c)The definition of “Secured Bank Product Provider” in the Credit Agreement is hereby amended by replacing “Borrower” with “Parent”.
SECTION 2.Effectiveness. Section 1 of this Agreement shall become effective on the date that the Administrative Agent shall have received this Agreement, duly executed by the Loan Parties, the Lenders constituting the Required Lenders and the Administrative Agent.
SECTION 3.Reference to and Effect on the Credit Agreement.
(a)On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.
(b)Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by and after giving effect to, this Agreement. Nothing in this Agreement can or may be construed as a novation of the Credit Agreement or any other Loan Document. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(c)This Agreement is a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.
SECTION 4.Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, .PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 5.WAIVER OF JURY TRIAL; GOVERNING LAW; JURISDICTION, ETC. The provisions set forth in Sections 13.08 of the Credit Agreement are hereby incorporated herein mutatis mutandis with all references to “this Agreement” therein being deemed references to this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date and year first written above.
ADIENT US LLC,
as Lead Borrower
By:     /s/ Brad Pilon
    Name:    Brad Pilon
    Title:    Authorized Person

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Adient plc as a Loan Party

/s/ Gregory Scott Smith
Name: Gregory Scott Smith
Title: Chief Accounting Officer

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ADIENT ELDON INC.
ADIENT SYSTEMS ENGINEERING LLC
ADIENT CLANTON INC.
ADIENT INC.
ADIENT HOLDING MEXICO LLC
ADIENT HOLDING BRAZIL LLC
ADIENT HOLDING SLOVAKIA LLC
ADIENT HOLDING TURKEY LLC
ADIENT HOLDING SOUTH AFRICA LLC
FUTURIS GLOBAL HOLDINGS, LLC
FUTURIS AUTOMOTIVE (NA) HOLDINGS INC.
FUTURIS AUTOMOTIVE (NA) INTERMEDIATE HOLDINGS INC.
FUTURIS AUTOMOTIVE (US) INC.
FUTURIS AUTOMOTIVE (CA) LLC
CNI ENTERPRISES, INC.
CNI-DULUTH, LLC
NICA, INC.
UNIVERSAL TRIM, INC.

By:	/s/ Phillip A. Rotman II
Name:	Phillip A. Rotman II
Title:	Authorized Person

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ADIENT US ENTERPRISES LIMITED PARTNERSHIP

By Adient Ltd, its general partner

By	/s/ Brad Pilon
	Name:	Brad Pilon
	Title:	Authorised Person

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Adient Global Holdings S.à r.l., a Luxembourg corporation incorporated under the laws of the Grand Duchy of Luxembourg as a société à responsabilité limitée, with its registered office at 35F, Avenue John F Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 214.737

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Category A Manager authorized

Adient Global Holdings Luxembourg S.à r.l., a Luxembourg corporation incorporated under the laws of the Grand Duchy of Luxembourg as a société à responsabilité limitée, with its registered office at 35F, Avenue John F Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 214.747

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Category A Manager authorized

Adient Luxembourg Asia Holding S.à r.l., a Luxembourg corporation incorporated under the laws of the Grand Duchy of Luxembourg as a société à responsabilité limitée, with its registered office at 35F, Avenue John F Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 208.006

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Category A Manager authorized

Adient Luxembourg Poland Holding S.à r.l., a Luxembourg corporation incorporated under the laws of the Grand Duchy of Luxembourg as a société à responsabilité limitée, with its registered office at 35F, Avenue John F Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B 204.878

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Category A Manager authorized

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Adient Holding Ireland Limited

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient Global Holdings Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient International Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

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Adient Belgium BV, a private limited liability company (besloten vennootschap/société à responsabilité limitée) organised and existing under Belgian law, having its registered office at Paul Christiaenstraat 1, 9960 Assenede and registered under company number 0437.456.835 RLP Ghent, division Ghent.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

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Adient Sweden AB as a Loan Party

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Authorized Officer

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ADIENT SEATING HOLDING SPAIN, S.L.U.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Joint and Several Director

ADIENT SEATING SPAIN, S.L.U.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Joint and Several Director

ADIENT AUTOMOTIVE, S.L.U.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Joint and Several Director

ADIENT REAL ESTATE HOLDING SPAIN, S.L.U.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Joint and Several Director

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Adient Seating Poland spółka z ograniczoną odpowiedzialnością, a Polish company with its registered office in Siemianowice Śląskie, at 93 Krupanka Street 41-100 Siemianowice Śląskie, entered into the register of entrepreneurs of the National Court Register, maintained by the District Court Katowice-Wschód in Katowice, VIII Commercial Division of the National Register Court, under the number KRS 0000236927, having the following numbers NIP: 5862148358 and REGON: 220066313 and a share capital of PLN 229,741,500.00.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Attorney-in-fact

Adient Foam Poland spółka z ograniczoną odpowiedzialnością, a Polish company with its registered office in Żory, 6 Wygoda Street, 44-240 Żory, entered into the register of entrepreneurs of the National Court Register maintained by the District Court in Gliwice, X Commercial Division of the National Register Court, under the KRS number: 0000251430, having the following numbers NIP: 7010029670 and REGON: 140581505 and a share capital of PLN 15,229,000.00.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Attorney-in-fact

Adient Poland spółka z ograniczoną odpowiedzialnością, a Polish company with its registered office in Świebodzin, at Zachodnia 78, 66-200 Świebodzin, entered into the register of entrepreneurs of the National Court Register, maintained by the District Court in Zielona Góra, VIII Commercial Division of the National Register Court, under the number KRS: 0000013213, having the following numbers NIP: 9271756246 and REGON: 971291505 and a share capital of PLN 3,465,000.00.

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Attorney-in-fact

4871-9751-9184 v.5

Adient Seating UK Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient Properties UK Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient Holding Germany Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient Holding UK Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient Financing Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director
Adient Financing International Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

4871-9751-9184 v.5

Adient UK Financing Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient UK Financing International Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

Adient UK Global Financing Ltd

By:	/s/ Phillip A. Rotman II
	Name:	Phillip A. Rotman II
	Title:	Director

4871-9751-9184 v.5

Adient Industries México S. de R.L. de C.V.
Adient Leasing México S. de R.L. de C.V.
Adient México S. de R.L. de C.V.
Adient México Automotriz S. de R.L. de C.V.
Adient México Holding S. de R.L. de C.V.
Adient Querétaro S. de R.L. de C.V.
Adient Shared Services México S. de R.L. de C.V.
Adient Servicios S. de R.L. de C.V.
Adient Subholding Leasing S. de R.L. de C.V.
Brena Mex S. de R.L. de C.V.
Ensamble de Interiores Automotrices México S. de R.L. de C.V.
Ensamble de Iteriores Automotrices, S. de R.L. de C.V., as Mexican Obligors

By:	/s/ Phillip A. Rotman II
	Name:	Phillip Allan Rotman II
	Title:	Attorney-in-fact

[SIGNATURE PAGE — AMENDMENT AGREEMENT]

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
By:    /s/ Robert P. Kellas
    Name:    Robert P. Kellas
    Title:    Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Lender and a U.S. Issuing Bank
By:    /s/ Robert P. Kellas
    Name:    Robert P. Kellas
    Title:    Executive Director

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

J.P. MORGAN SE,
as Swingline Lender
By:    /s/ Ralph Kimpel
    Name:    Ralph Kimpel
    Title:    Executive Director
J.P. MORGAN SE,
as Swingline Lender
By:    /s/ M. Holler
    Name:    M. Holler
    Title:    Vice President
J.P. MORGAN SE,
as a Lender and a European Issuing Bank
By:    /s/ Ralph Kimpel
    Name:    Ralph Kimpel
    Title:    Executive Director
J.P. MORGAN SE,
as a Lender and a European Issuing Bank
By:    /s/ M. Holler
    Name:    M. Holler
    Title:    Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

BANK OF AMERICA, N.A.,,
as a Lender
By:    /s/ Kindra Mullarky
    Name:    Kindra Mullarky
    Title:    Senior Vice President

BANK OF AMERICA, N.A.,,
as an Issuing Bank
By:    /s/ Kindra Mullarky
    Name:    Kindra Mullarky
    Title:    Senior Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY,
as a Lender
By:    /s/ Paula Langridge
    Name:    Paula Langridge
    Title:    Senior Vice President

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY,
as an Issuing Bank
By:    /s/ Paula Langridge
    Name:    Paula Langridge
    Title:    Senior Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

Citibank, N.A.,,
as a Lender and Issuing Bank
By:    /s/ Shane Azzara
    Name:    Shane Azzara
    Title:    Vice President & Managing Director

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender
By:    /s/ Jill Wong
    Name:    Jill Wong
    Title:    Director
By:    /s/ Gordon Yip
    Name:    Gordon Yip
    Title:    Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an Issuing Bank
By:    /s/ Jill Wong
    Name:    Jill Wong
    Title:    Director
By:    /s/ Gordon Yip
    Name:    Gordon Yip
    Title:    Director

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

Barclays Bank PLC,
as a Lender
By:    /s/ Charlene Saldanha
    Name:    Charlene Saldanha
    Title:    Vice President

Barclays Bank PLC,
as a U.S. Issuing Bank
By:    /s/ Charlene Saldanha
    Name:    Charlene Saldanha
    Title:    Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

Barclays Bank Ireland PLC,
as a Lender
By:    /s/ Mark Pope
    Name:    Mark Pope
    Title:    Assistant Vice President

Barclays Bank Ireland PLC,
as a European Issuing Bank
By:    /s/ Mark Pope
    Name:    Mark Pope
    Title:    Assistant Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

MUFG Bank Ltd.,
as a Lender
By:    /s/ Paul M. Angland
    Name:    Paul M. Angland
    Title:    Director

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ William Patton
    Name:    William Patton
    Title:    Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

ING Capital LLC.,
as a Lender
By:    /s/ Jeff Chu
    Name:    Jeff Chu
    Title:    Director
By:    /s/ Michael Chen
    Name:    Michael Chen
    Title:    Director

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

KeyBank National Association,
as a Lender
By:    /s/ Brian D. O’Keefe
    Name:    Brian D. O’Keefe
    Title:    Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

Truist Bank,
as a Lender
By:    /s/ Terry B. Snider
    Name:    Terry B. Snider
    Title:    Vice President

[SIGNATURE PAGE – AMENDMENT AGREEMENT]

KBC Bank NV, New York Branch,
as a Lender
By:    /s/ Nicholas Philippides
    Name:    Nicholas Philippides
    Title:    Vice President
By:    /s/ Susan Silver
    Name:    Susan Silver
    Title:    Managing Director

[SIGNATURE PAGE – AMENDMENT AGREEMENT]